Exhibit 99.2

Equity LifeStyle Properties Community Quality Stability

Forward-Looking Statements This presentation contains forward-looking statements, which are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward- looking statements that become untrue because of subsequent events. (i)

Description of Business ELS owns 275 properties with over 100,000 sites ELS leases developed sites to owners of: Resort Homes (1,000 - 2,500 sq ft) Resort Cottages (400 - 900 sq ft) Recreational Vehicles 1

Core Business Principle High Quality Real Estate Locations: High barriers to entry Near major metro areas Retirement areas Vacation/resort destinations Growth markets - migration 2

Quality Assets Monte Vista Resort - Mesa, Arizona Current Sites: 832 Expansion Sites: 418 Property Summary/Amenities Championship Golf Nearby Major League Baseball Spring Training Two Swimming Pools Tennis Courts Professional Softball Field Putting Green Numerous Craft/Music/Art Rooms Fitness Center / Spa Computer Center 3

Quality Lifestyle Monte Vista Resort - Mesa, Arizona 4

Quality Assets Santa Cruz Pacific Coast, California Sites: 198 Property Summary/Amenities Oceanfront Clubhouse Swimming Pool / Spa Two Lagoons Walking Path 5

Attractive Real Estate Locations Irreplaceable Locations Infill/zoning restrictions Concentrations in Sunbelt Migration trends Demographics Vacation markets Second-home market (9.2 million)* *National Association of Realtors' Profile of Second-Home Owners 2002 6

Quality Assets Coquina Crossing Elkton, Florida Current Sites: 450 Expansion Sites: 300 Property Summary/Amenities South of Historic St. Augustine Minutes From Atlantic Ocean Championship Golf Nearby Major Sporting Events Fishing 17,000 Sq. Ft. Clubhouse Stage/Dance Floor Indoor/Outdoor Pool Tennis Courts Exercise/Wellness Room Craft/Game/Billiards Room 7

Quality Assets Coquina Crossing - St. Augustine, Florida 8

Equity LifeStyle's Locations 9

Growth Markets Investments % of Revenue Sites Population Growth Projections* (Jul. 2005-Jul. 2015) Florida 84 43.5% 35,900 13.6% Arizona 35 10.4% 14,000 11.1% California 46 18.2% 13,600 20.0% Texas 15 2.3% 7,200 13.0% Major Metros Chicago 12 4.6% 5,200 3.7% Denver 11 6.9% 3,900 7.8% Las Vegas 7 3.2% 2,100 9.6% Washington DC 4 1.2% 1,300 8.2% Other East Coast 18 5.6% 6,200 5.5% West Coast 25 2.3% 5,900 11.7% Midwest 18 1.8% 5,900 2.4% Total US 275 101,200 8.4% *Source: Population Division, US Census Bureau Release August 2, 2002 *Source: Population Division, US Census Bureau Release August 2, 2002 *Source: Population Division, US Census Bureau Release August 2, 2002 *Source: Population Division, US Census Bureau Release August 2, 2002 *Source: Population Division, US Census Bureau Release August 2, 2002 10

Core Business Principle Stable Predictable Cash Flow Primary investment is land Appreciating component of real estate Lower maintenance costs/turnover costs Personal property - owned by user/renter Tenant/credit diversification 11

Customer Relationship Long-term stable relationship Customers want to come where we are Lifestyle focus - amenities, community Clubhouses, pools, golf, tennis, etc. Attractive housing characteristics High quality detached homes Low capital commitment Price per MH is 1/2 the price of stick-built homes Easy maintenance Housing, amenities 12

Quality Lifestyle ViewPoint RV & Golf Resort Mesa, Arizona Current Sites: 1,928 Expansion Sites: 566 Property Summary/Amenities 27-Hole Golf Course Professional Softball Field Swimming Pools / Tennis Courts Craft/Music/Art Rooms Fitness Center / Spa Major League Baseball Spring Training 13

Customer Relationship (cont.) Location, appearance, value Long-term, stable relationship Resort Home/Cottage Average 10+ years 15%-35% referral/previous experience Recreational Vehicle 80%+ repeat and referral (seasonal) Loyalty Programs Memberships - average 14+ years Flexible use options 14

Quality Assets Tropical Palms RV Resort Orlando, Florida Sites: 541 Vacation cottages for rent: 134 Property Summary/Amenities Close Proximity to Walt Disney World(r) Vacation Cottages (short-term) Swimming Pools Pool-side Patio and Cafe Championship Golf Nearby 15

Quality Assets Manatee RV Resort Sarasota, Florida Sites: 415 Property Summary/Amenities Close Proximity to Beaches Waterfront Sites 17-Acre Lake Swimming Pool / Spa Fitness Center Clubhouse 16

Quality Assets 17 Property Summary/Amenities Close Proximity to Area Beaches Clubhouse Swimming Pool Tennis Courts Fitness Center / Spa Miniature Golf Royal Coachman RV Resort Sarasota, Florida Sites: 546

Customer Lifecycle Target customer - Lifestyle oriented Baby Boomers Multiple entry points Current RV owners - 7+ million* Seasonal/second homeowners Active adults - lifestyle homes Leisure/vacation - seasonal rentals *Source: A University of Michigan study commissioned by the Recreational Vehicle Industry Association (2001) 18

Quality Resort Homes Location: The Woodlands-Coquina Crossing Square Footage: 1,800 Sales Price: $113,000 Annual Rent: $5,100 Location: The Arbors-CountryWood Square Footage: 1,500 Sales Price: $140,000 Annual Rent: $5,500 19

Customers Sites Customers Pro Forma* Annual Revenue Long-Term Long-Term Annual Annual 58,200 58,200 $263 million Membership Membership 17,900 100,000 $ 16 million Seasonal Seasonal 7,200 7,200 $ 12 million Short-Term Short-Term Transient Transient 6,000 60,000 $ 12 million *Company press release dated January 24, 2005 *Company press release dated January 24, 2005 *Company press release dated January 24, 2005 *Company press release dated January 24, 2005 *Company press release dated January 24, 2005 *Company press release dated January 24, 2005 20

Quality Resort Homes 21

Financials Pro Forma * Pro Forma * Revenues $327 million EBITDA** $187 million Interest & Preferred Dividends $112 million Funds From Operations** $75 million Recurring Capital Expenditures $13 million Required Secured Debt Amortization $11 million Free Cash Flow** $50 million *January 25, 2005 Earnings Call **See page 31 for definitions and reconciliation to GAAP financial measures *January 25, 2005 Earnings Call **See page 31 for definitions and reconciliation to GAAP financial measures 22

Growth Drivers - Internal Occupancy of Upgrade Projects Revenue Growth (Base Rents) CPI + 1.00% - 1.50% Expense Growth CPI Rent Control 2005 Expansion Excess Land Sell/Joint Ventures/Develop Short-Term Revenue Yield Management Rate/Average Length of Stay/Occupancy New Home Sales 23

Growth Drivers - External MH RV Total Properties 50,000 12,000-15,000 Institutional Grade* Less than 5,000 Less than 1,000 Target 500-750 500-750 Current Ownership 138 137 *Greater than 300 sites *Greater than 300 sites *Greater than 300 sites 24

Quality Resort Cottages Tropical Palms-Orlando, Florida Vacation Cottage Daily Rates: $90 - $110 Bulow Plantation-Daytona, Florida Resort Cottage Square Footage: 400 Sales Price: $35,000 Annual Rent: $4,300 25

Total Market Capitalization Market Capitalization $1 billion* Preferred Stock $125 million Mortgage Notes $1.4 billion Unsecured Notes $230 million Total Market Capitalization $2.8 billion *Assumes $35.23 stock price as of March 9, 2005 26

Quality Resort Cottages Mt. Hood Village - Portland, Oregon Square Footage: 420 Sales Price: $60,000 Annual Rent: $5,000 27

Track Record 1993 2005 FFO per Share* $1.11 $2.44-$2.54 ** Stock Price Performance $12.88 *** $35.23 **** Dividend Paid Cumulative $23.59 Total Return 350% *See page 31 for definition of FFO and reconciliation to most comparable GAAP measures **Company's estimates *See page 31 for definition of FFO and reconciliation to most comparable GAAP measures **Company's estimates *See page 31 for definition of FFO and reconciliation to most comparable GAAP measures **Company's estimates *See page 31 for definition of FFO and reconciliation to most comparable GAAP measures **Company's estimates *See page 31 for definition of FFO and reconciliation to most comparable GAAP measures **Company's estimates ***IPO price ****Stock price as of March 9, 2005 ***IPO price ****Stock price as of March 9, 2005 ***IPO price ****Stock price as of March 9, 2005 ***IPO price ****Stock price as of March 9, 2005 ***IPO price ****Stock price as of March 9, 2005 28

Quality Assets Sunshine Key RV Resort & Marina Florida Keys Sites: 409 Marina Slips: 172 Property Summary/Amenities Close Proximity to Key West Diving/Fishing/Boating On-Site Marina Boat Docks Swimming Pool / Tennis Clubhouse 29

Potential Expansion Florida Keys 30

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is a non-GAAP financial measure. EBITDA is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, depreciation, interest and related amortization expense, and income taxes. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Free Cash Flow is a non-GAAP financial measure. Free Cash Flow is defined as FFO less non-revenue producing capital expenditures and regular debt amortization. Investors should review these measures along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. These do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. Non GAAP Disclosure 31 Pro Forma (in millions) Revenues $ 327 Operating Expense (140) General and Administrative (11) Other Income 11 ------- EBITDA 187 Interest Expense (101) Preferred Dividends (11) -------- FFO $ 75 =====